NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2014
Noncontrolling Interest [Abstract]
NON-CONTROLLING INTERESTS
NON-CONTROLLING INTERESTS
The Company's Non-Controlling Interests included in the Consolidated Balance Sheet were as follows:

at December 31	2014	2013
(millions of Canadian dollars)

Non-controlling interest in TC PipeLines, LP	1,479	1,323
Non-controlling interest in Portland	104	94
Preferred shares of TCPL	—	194
	1,583	1,611

The Company's Non-Controlling Interests included in the Consolidated Statement of Income were as follows:

year ended December 31	2014	2013	2012
(millions of Canadian dollars)

Non-controlling interest in TC PipeLines, LP	136	93	91
Non-controlling interest in Portland	15	12	5
Preferred shares of TCPL	2	20	22
	153	125	118

During 2014, the non-controlling interest in TC PipeLines, LP increased from 71.1 per cent to 71.7 per cent due to the issuance of common units in TC PipeLines, LP to non-controlling interests. The non-controlling interest in TC PipeLines, LP from May 2013 to August 2014 was 71.1 per cent and from May 2011 to May 2013 was 66.7 per cent.
The non-controlling interest in Portland as at December 31, 2014 represented the 38.3 per cent interest not owned by TransCanada (2013 and 2012 – 38.3 per cent).
On October 15, 2013, TCPL redeemed all of the four million outstanding 5.60 per cent cumulative redeemable first preferred shares Series U at a price of $50 per share plus $0.5907 representing accrued and unpaid dividends to the redemption date.
On March 5, 2014, TCPL redeemed all of the four million outstanding 5.60 per cent cumulative redeemable first preferred shares Series Y at a price of $50 per share plus $0.2455 representing accrued and unpaid dividends to the redemption date.
In 2014, TransCanada received fees of $3 million from TC PipeLines, LP (2013 and 2012 – $3 million) and $8 million from Portland (2013 and 2012 – $7 million) for services provided.